UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

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INC RESEARCH HOLDINGS, INC.

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DATE:	June 23, 2017
TO:	All Employees
FROM:	Respective Companies
SUBJECT:	Transition Planning Update: Corporate Support Functions – Finance, Corporate Administrative Office (CAO) and Business Technology (BT)

Dear Colleagues:

To better service our post-close, purpose-built organization, today we’re announcing the next level of Corporate support functions that will act as the backbone of our post-close organization: Finance, our Corporate Administrative Office (CAO) and Business Technology (BT). These core functions will ensure customers, investors and employees have a seamless experience with our new organization beginning at close and beyond.

Our Post-Close Corporate Model: Centralized with a Business-Driven Focus

Our post-close Corporate operating model will be “centralized with a business-driven focus.” What this means is that functions that previously may have been decentralized or reporting to the businesses – such as Finance, Human Resources, Legal and Business Technology – will now be centralized at the Corporate level.

While these functions will now be centralized, all of the businesses in the combined company will have dedicated Finance, Human Resources, Legal and Business Technology talent focused on their unique needs. These Corporate Business Partners will provide ongoing, high-value strategic support while ensuring our core operations are seamless on a day-to-day basis.

This approach will allow us to leverage the best practices, efficiencies and innovation taking place at the business level and deploy these learnings across the enterprise. We’re confident this model will provide a better experience for our customers and better support your day-to-day work.

FINANCE

Finance will be led by Greg Rush, Chief Financial Officer in our post-close organization. The Finance team’s operating philosophy is to ensure high-quality financial reporting while providing world-class strategic financial support to drive growth. Greg’s direct reports include:

Jason Meggs, Executive Vice President and Chief Financial Officer, Commercial: Jason will be the Commercial Division CFO responsible for Commercial strategic Business Partner focus. He will focus on driving further integration and harmonization of the Commercial financial systems and processes, partner with the Commercial Leadership Team to execute strategy and be responsible for Commercial revenue recognition.

Peter Wilkinson, Senior Vice President and Chief Financial Officer, Clinical: Peter will be the Clinical Division CFO responsible for our Clinical strategic Business Partner focus. He will focus on developing a global business Finance partnership with Clinical Leadership and execute Clinical Finance integration, process standardization, project financial management and Clinical revenue recognition.

Rick Shimota, Executive Vice President, Operational Finance and Business Transformation: Rick will be responsible for leading the integration of Finance and Accounting, transforming the combined company into a centralized Finance and Accounting organization. He also will create a shared services center to perform all transaction processing.

Jennifer Kimball, Chief Accounting Officer: Jen will be responsible for all external reporting, financial statement preparation and financial SEC filings. She will oversee complex Accounting matters and manage the external financial audit. Jen will partner closely with the Controller and Internal Audit to ensure seamless delivery of Finance’s broader goals across the enterprise.

Pam Lease, Senior Vice President, Global Pricing and Customer Deal Strategy: Pam will support global business pricing, key deal strategy and best practices to assist in designing offerings to meet our customers’ needs while addressing revenue, margin and risk profiles. She will support our internal customers to drive process efficiencies and consistency across Divisions/Business Lines and provide external customer strategic negotiation support. Core responsibilities will include designing and implementing traditional and non-traditional pricing, change order and contract management, and developing strategies to drive Clinical and Commercial growth, as well as helping to capitalize on revenue synergies from cross-selling opportunities.

Stephen Snyder, Vice President, Internal Audit: Steve will be responsible for managing and leading best practices across our global internal controls (Sarbanes-Oxley or SOX) program. He will coordinate and serve as the key point of contact with external financial auditors for SOX-related matters, work with management on audit issues and investigations and support the Board Audit Committee with special operational requests and strategic initiatives.

Ronnie Speight, Vice President, Investor Relations: Ronnie will lead our Investor Relations efforts focused on supporting our existing investors, growing and diversifying our shareholder base and managing our expanding Wall Street analyst community and coverage. Responsibilities include working with the Executive Team on a full schedule of investor conferences, roadshows, analyst/investor events and our quarterly earnings calls and related activities.

Thomas Zajkowski, Senior Vice President, Finance & Treasurer: Tom will be responsible for Treasury, Tax, Risk Management and Credit and Collections. Specifically, Tom and his teams will be responsible for cash and capital structure management, tax planning, compliance and accounting, corporate insurance and cash collections.

Anthony Souza, Vice President, Financial Planning and Analysis (FP&A): Anthony will be responsible for managing the annual budget and quarterly forecast along with enhancing reporting to support our Leadership Teams and the Board. He will work closely with the CFO each quarter to develop earnings guidance that will be presented to external stakeholders and the analyst community. Anthony and his team will also provide strategic support to the Corporate Business Development, Marketing and Communications, and Administrative functions, and will partner with functional leaders to assess budget variances, related business drivers and corrective actions.

Matt Sardy, Vice President, Technology Finance: Matt will serve as the strategic financial Business Partner to the Business Technology (BT) team. Matt will lead strategic financial planning, budgeting and forecasting for BT, and be a key link between the Finance and BT organizations to drive operating efficiencies that achieve strong results. He also will help develop and evaluate business cases for new technology investments to ensure proper capital deployment and investment across the enterprise.

Paul Armstrong, Vice President, Accounting and Corporate Controller: Paul will lead the worldwide accounting teams responsible for general ledger accounting, accounts receivable, accounts payable, travel, statutory reporting and consolidations. Paul’s group will have a major role in combining legacy company financial information, consolidating/implementing systems and harmonizing accounting-related policies and procedures. He also will be responsible for partnering with the Chief Accounting Officer to implement new accounting guidance and to be compliant with SEC reporting timelines and regulations.

Additionally, Jonathan Bicknell, current inVentiv Health CFO, will work closely with Greg Rush as a transition change agent, advising this team on integration efforts to ensure a smooth transition.

CORPORATE ADMINISTRATIVE OFFICE

The Corporate Administrative Office (CAO) will be led by Chris Gaenzle, Chief Administrative Officer and General Counsel in our post-close organization. The CAO team’s operating philosophy is to act as a Corporate portfolio function where key disciplines – including Legal, Human Resources, Global Operations Management, Quality and Corporate Services – connect and collaborate to deliver a world-class operating experience. Chris’ direct reports include:

Purvesh Patel, Senior Vice President and Deputy General Counsel: Purvesh will be responsible for leading the Corporate Legal team providing enterprise operational and organizational support. His core responsibilities will include labor and employment, company-wide global compliance/data privacy, litigation, Corporate governance, Security and Exchange Commission (SEC), regulatory, centralized business contracts for customers and vendors, and legal support for mergers and acquisitions (M&A). On this team will be Legal Business Partners dedicated to the Clinical and Commercial Divisions.

Mark Bernatz, Interim Head, Global Human Resources: Mark Bernatz, on an interim basis, will support our enterprise Human Resources function to drive desired business outcomes. Simultaneously, a search for a new Corporate Human Resources EVP is underway to continue to refine the people strategy for our new organization. Mark will be supported by a team of Human Resources Business Partners dedicated to the Clinical and Commercial Divisions and employee relations. The Human Resources function is responsible for disciplines including Total Rewards (compensation and global benefits), Talent Management (leadership development, new hire orientation, learning and development including Clinical operational training and performance management), Talent Acquisition strategies and Clinical recruiting, global Human Resources Information Systems (HRIS)/HR Operations and policy and employment law compliance. Our HR model will leverage enterprise best practices to deliver a more consistent employee and candidate experience that’s aligned with our culture and growth strategy. Additionally, Mark Dmytruk, current inVentiv Health Chief of Staff, will work closely with Mark, advising this team on transition efforts to best represent our people.

Jeff Kueffer, Executive Vice President, Global Operations Management: Jeff will lead the Global Operations Management function, which provides operations oversight through process delivery and optimized metrics. This function houses strategic leadership, project management best practices and SOPs designed for our customers and for internal initiatives. For customers, this function currently focuses on enabling consistent and reproducible clinical trial conduct through the Trusted Process® methodology, and on ensuring all trials meet internal and customer quality standards and fulfill all federal and local regulations. This function will collaborate with key business owners on internal initiatives to ensure operational processes and systems are aligned and can be maximized enterprise-wide.

Madeleine Kennedy, Senior Vice President, Corporate Quality: Madeleine will be responsible for Corporate Quality, including Quality Assurance, Process Quality Management and Quality Partnerships. Quality Assurance will conduct audits, host sponsor audits and regulatory inspections, support sponsor audits of investigative sites and regulatory inspections of sponsors, and implement and maintain an ongoing inspection readiness program. Process Quality Management will provide oversight in the development and maintenance of all controlled documents and Quality Issue management, and will lead and support quality improvement initiatives. The Quality Partnerships Team will act as a single point of contact with our Strategic Alliances/Partnerships function.

Kevin Brandenburg, Senior Vice President, Corporate Services: Kevin will lead our Corporate Services function, responsible for our Corporate real estate portfolio, office administration and site heads, enterprise strategic procurement and vendor management, records management, business continuity and security and sustainability oversight. In this role he’ll focus on ensuring we maintain branded state-of-the art and safe facilities, implement high-value global sourcing strategies and execute compliant physical records management.

Sherry Grady, Assistant Corporate Secretary: Sherry will be responsible for working with the General Counsel to manage our Board of Directors and corporate governance. She’ll manage Board relations, Board meetings and is the Company’s point of contact for all Board-related matters.

BUSINESS TECHNOLOGY

Business Technology (BT) will be led by Rachel Stahler, Chief Information Officer in our post-close organization. As we continue to evolve our inVentiv Health and INC Research IT functions, our new combined function will be called “Business Technology” to emphasize our commitment to high-impact business performance. BT’s operating philosophy will be to maximize agility and speed to effectively respond to business needs, while proactively identifying innovative technologies to realize business goals. Rachel’s direct reports include:

BT Functional Groups

Ernie Bendinelli, Vice President, Global Infrastructure & Production Support: Ernie will provide enterprise BT services, including desktop computers, email, storage, networking and telecommunications. He also will be responsible for application maintenance/life cycle management and end-user support services, including the Service Desk.

Trish Bousfield, Vice President, Business Technology Management & Corporate Enablement: Trish will manage ”BT as a business” by overseeing the BT technology portfolio, establishing an efficient architecture for enterprise technology and maintaining relationships with BT vendors. She also will be responsible for delivering technology that supports our Corporate functions, including HR, Finance and Corporate Communications and Marketing.

Gerard Fehling, Executive Director, Technology PMO & Delivery: Gerard will lead cross-functional teams to achieve successful delivery of technology projects. Dedicated project managers will identify and address risks, define and align required resources, ensure implementation actions and oversee project launch and user adoption.

Stephen Trick, Vice President, Application Engineering: Steve will be responsible for new software implementation and development, including third-party implementation and custom development to give the company a competitive edge.

Jim Mulholland, Vice President, Digital & Business Technology Innovation: Jim will drive marketplace success through innovative technology services and data-based business intelligence. Partnering with business colleagues, this group will enable internal and external data to be aggregated from multiple sources to generate insights to improve client outcomes.

Lesley Cox, Vice President, Information Risk Management & Compliance: Lesley will be responsible for shielding our new organization from existing and emerging cyber threats and ensuring compliance with existing company security and confidentiality policies. Her specific responsibilities will include partnering with BT and business colleagues to safeguard our systems from unauthorized access and validate satisfaction of legal and regulatory requirements.

BT Business Partners

In our new model, Client Service Teams at inVentiv Health and Business Relationship Managers at INC Research will be called BT Business Partners, combining business and technology acumen to fuel success. These Partners will interact with BT and non BT-colleagues to understand their challenges and identify technologies to achieve their goals.

Our BT Business Partner teams will include analysts with deep business knowledge and creative user experience experts to deliver client-centric solutions. BT Business Partner leads are Jay Leonard, Vice President, Business Partner, Global Clinical; Marcos Mendell, Executive Director, Business Partner, Global Commercial; and Kevin Gribbon, Vice President, Business Partner, Corporate Functions.

LOOKING AHEAD

Together, Finance, our CAO and BT will provide strategic value for our business, our customers and our employees. Following close, our goal is to ensure that as quickly as possible our customers and employees have access to one set of systems and processes to do our best work to create a leading global biopharmaceutical solutions organization.

Our post-close Corporate operating model will become effective, and is contingent upon, the closing of the pending business combination between INC Research and inVentiv Health. Unless and until the closing occurs, INC Research and InVentiv Health will continue to operate as separate businesses.

Your questions are important to us. Please continue to submit your questions to X@INCResearch.com and we’ll share information as it becomes available.

Next, we’ll be sharing background about our company cultures, key differentiators and details about additional Corporate functions, including Business Development, Corporate Communications and Marketing, and Strategy and Corporate Development.

As always, visit the INC+inVentiv merger page on incConnect for more resources.

Regards,

Chris Gaenzle

INC Research, Chief Administrative Officer & General Counsel

Greg Rush

INC Research, Chief Financial Officer

Rachel Stahler

inVentiv Health, Chief Information Officer

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such forward-looking statements reflect, among other things, our current expectations and anticipated results of operations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, or industry results to differ materially from those expressed or implied by such forward-looking statements. Therefore, any statements contained herein that are not statements of historical fact may be forward-looking statements and should be evaluated as such. Without limiting the foregoing, the words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “would,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. INC Research cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to (i) the ability to obtain shareholder and regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction, (ii) the risk that a condition to closing of the merger may not be satisfied, (iii) the ability of INC Research and inVentiv to integrate their businesses successfully and to achieve anticipated synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) potential litigation relating to the proposed transaction that could be instituted against INC Research, inVentiv or their respective directors, (vi) possible disruptions from the proposed transaction that could harm INC Research’s and/or inVentiv’s business, including current plans and operations, (vii) the ability of INC Research or inVentiv to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the merger, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect INC Research’s or inVentiv’s financial performance, (x) certain restrictions during the pendency of the merger that may impact INC Research’s or inVentiv’s ability to pursue certain business opportunities or strategic transactions, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the preliminary proxy statement that has been filed with the Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the preliminary proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on INC Research’s or inVentiv’s consolidated financial condition, results of operations, credit rating or liquidity. Unless legally required, INC Research does not assume any obligation to update any such forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving INC Research and inVentiv. In connection with the proposed transaction, INC Research has filed with the Securities and Exchange Commission a preliminary proxy statement and will mail the definitive proxy statement to its shareholders. Shareholders are encouraged to read the preliminary proxy statement regarding the proposed transaction and any other relevant documents filed or to be filed with the Securities and Exchange Commission, including the definitive proxy statement, carefully and in their entirety when they become available and before making any voting decision as they will contain important information about the transaction. Shareholders will be able to obtain a free copy of the preliminary proxy statement, the definitive proxy statement (when available), as well as other filings made by INC Research regarding INC Research, inVentiv, and the proposed transaction, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov) or at INC Research’s website (investor.incresearch.com).

Participants in the Solicitation

INC Research and its respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from INC Research’s shareholders with respect to the special meeting of shareholders that will be held to consider and vote upon the approval of the share issuance and the proposed transaction. Information regarding the officers and directors of INC Research is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2016, and INC Research’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and Exchange Commission on April 13, 2017. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of INC Research’s shareholders generally, are contained in the preliminary proxy statement and will be contained in the definitive proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction. This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.